SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Core Equity VIP

The following changes are effective on or about July 12, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the above-listed fund. All references to QS Investors are hereby deleted.

The following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectuses:

Management process. In choosing stocks, portfolio management combines quantitative screens with fundamental research. Portfolio management begins by utilizing proprietary quantitative models to rank securities within specific industry groups based on a number of factors, including valuation, momentum, sales growth and profitability. Portfolio management then applies a range of fundamental factors, including macroeconomic views and economic outlook, secular themes and company fundamentals, to construct the portfolio. The fundamental factors considered and quantitative models used by portfolio management may change over time.

Portfolio management will normally sell a stock when it believes the price is unlikely to go higher, the company’s fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given industry.

The following information replaces existing disclosure under the ”MANAGEMENT” section of the summary prospectuses:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

May 1, 2013 PROSTKR-253